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                     AMSOUTH PREMIUM PLUS VARIABLE ANNUITY

                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III

     Supplement dated January 2, 2001 to Prospectus dated December 29, 2000

     This supplement provides information that you should know before you invest in the above-captioned policies. You should read this information carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

     Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM") will assume the investment advisory responsibilities of Madison Square Advisors LLC ("Madison") with respect to the MainStay VP Bond Portfolio and the MainStay VP Growth Equity Portfolio. NYLIM is registered with the SEC as an investment adviser and, like Madison, is an indirect, wholly-owned subsidiary of New York Life Insurance Company. All references in your prospectus to Madison should be changed to NYLIM effective on that date.

     Madison has concluded that the foregoing change to the advisory arrangements will not require shareholder approval. The same people who are currently performing investment advisory services for the Portfolios as employees of Madison will continue to perform these services for the Portfolios as employees of NYLIM.

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010